                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                           Excalibur Industries, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         5)       Total Fee Paid:_______________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                           ________________________________________

                  2)       Form, Schedule or Registration Statement No.:
                           _________________________________________

                  3)       Filing Party:
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                  4)       Dated Filed:
                           __________________________________________

                           EXCALIBUR INDUSTRIES, INC.
                        16825 Northchase Drive, Suite 630
                              Houston, Texas 77060
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, JUNE 9, 2003

                              ____________________

April 30, 2003

To our Stockholders:

         The 2003 Annual Meeting of Stockholders of Excalibur Industries, Inc. will be held on Monday, June 9, 2003, at 10:00 a.m. at the Wyndham Hotel-Greenspoint, 12400 Greenspoint Drive, Houston, Texas, for the following purposes:

         1.       To elect a board of five directors; and

         2. To transact any other business that properly comes before the meeting.

         Stockholders of record at the close of business on April 22, 2003 will be entitled to notice of, and to vote at, this meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, REGARDLESS OF WHETHER YOU PLAN TO ATTEND IN PERSON.

                                         Matthew C. Flemming
                                         Chief Financial Officer, Executive Vice
                                         President, Treasurer, and Secretary

                           EXCALIBUR INDUSTRIES, INC.
                              ____________________

                                 PROXY STATEMENT

                              ____________________

DATE AND PURPOSE OF ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board of Directors of Excalibur Industries, Inc. in connection with our Annual Meeting of Stockholders to be held on Monday, June 9, 2003, at 10:00 a.m., Central Time, at the Wyndham Hotel-Greenspoint, 12400 Greenspoint Drive, Houston, Texas 77060, for the purpose of electing a board of five directors and to transact any other business that properly comes before the meeting.

STOCKHOLDERS ENTITLED TO VOTE

Our Board of Directors has fixed April 22, 2003 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of April 22, 2003, there were 15,070,584 shares of our common stock outstanding. Holders of our common stock outstanding on that date are entitled to one vote per share, in person or by proxy.

PROXIES

We ask that you mark and sign the enclosed proxy card in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. Our directors, officers, and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph, personal conversation, or other means of communication.

Any proxy given to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time before its use at the Annual Meeting by giving a written revocation notice to our Secretary or by attending the Annual Meeting and voting in person. Proxies that are signed by stockholders but that lack any specific voting instructions will be voted in favor of the election of directors of each of the nominees listed in this proxy statement.

QUORUM

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

VOTES REQUIRED FOR APPROVAL

The five director nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting will be elected as directors. Votes that are withheld from the election of director nominees will be excluded entirely from the vote and will have no effect. Other proposals require the approval of a majority of the shares present and entitled to vote in person or by proxy on that proposal.

ABSTENTIONS; BROKER NON-VOTES

Shares voted as abstaining will be treated as voting shares that were not cast in favor of the proposal, and thus will be counted as votes against the particular proposal. Shares represented by a proxy card including any broker non-vote on a matter (i.e., shares held by a broker or nominee that are represented at the meeting but that the broker or nominee is not empowered to vote on a particular proposal) will be treated as shares not voting on that matter, and thus will not be counted in determining whether that matter has been approved.

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted in favor of the election of the nominees for director listed in this proxy statement and, with respect to any other business that may properly come before the Annual Meeting, according to the best judgment of the proxies named on the proxy card.

PROXY STATEMENT COSTS

The cost of delivering this proxy statement, including the preparation, assembly and mailing of the proxy statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding proxy statement materials to the beneficial owners of our capital stock.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

We expect that this proxy statement, the proxy, and notice of meeting will first be mailed to our stockholders on or about May 5, 2003.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2003 by the following persons:

         o each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

         o        each of our directors and executive officers; and

         o        all of our directors and executive officers as a group.

                                                       NUMBER OF SHARES
                NAME AND ADDRESS                      BENEFICIALLY OWNED             PERCENTAGE OWNED
                ----------------                      ------------------             ----------------
William S.H. Stuart..........................             50,000 (1)(2)(3)               0.33%
Matthew C. Flemming..........................          1,650,000 (1)(3)                 10.91%
W. Donald Parr...............................             75,200 (4)                     0.50%
Aubrey Earl Swift............................          1,291,668 (5)                     8.47%
Frank X. Marshik ............................            509,965 (6)                     3.35%
G. Ross Brown................................            140,000 (1)(7)                  0.93%
David Rains..................................            150,000 (1)(8)                  0.99%
The Robert and Mary Stuart Irrevocable Trust.          2,195,000 (2)(9)                 14.56%
CDLDSL LTD...................................          1,500,000 (10)                    9.95%
TW Consulting, Inc...........................          1,000,000 (11)                    6.64%
Larry C. Shumate.............................            840,000 (12)                    5.57%
Seneca Capital, L.P.                                                                    13.07%
Seneca Capital International, Ltd............          2,025,000 (13)(14)

All directors and officers as a group........          3,866,833                        24.50%

         (1) The address is 18625 Northchase Drive, Suite 630, Houston, Texas 77060.

         (2) William S.H. Stuart is one of several beneficiaries under the Robert and Mary Stuart Irrevocable Trust, but he is not deemed to be a beneficial owner of these shares under the rules and regulations of the SEC, as he has no investment or voting power over the shares. Matthew C. Davis is the trustee of the trust and has voting and investment control over the shares held by the trust.

         (3) Includes 50,000 shares underlying presently exercisable warrants.

         (4) Includes 75,000 shares underlying presently exercisable options. Mr. Parr's address is 3530 Travis Street, #414, Dallas, Texas 75204.

         (5) Includes 508,334 shares held by a family trust of which Mr. Swift is a trustee and 183,334 shares underlying presently exercisable warrants. Mr. Swift's address is 2715 S. Southern Oaks, Houston, Texas 77068.

         (6) Includes 50,000 shares held by Mr. Marshik's spouse, 24,000 shares held by Mr. Marshik as custodian for members of Mr. Marshik's family under state uniform gift to minors acts, and 161,600 shares underlying presently exercisable warrants. Mr. Marshik's address is 5110 San Felipe #127W, Houston, Texas 77056.

         (7) Includes 40,000 shares underlying presently exercisable options.

         (8) Includes 100,000 shares underlying presently exercisable options and 50,000 underlying presently exercisable warrants.

         (9) The trust's address is 302 Walnut Street, Bridgeville, Delaware 19933. Matthew C. Davis is the trustee of the trust and has voting and investment control over these shares.

         (10) CDLDSL's address is 115 Ridge Street, Reno, Nevada 89501. Dwayne and Debra Lewis are the principals of CDLDSL and have voting and investment control over these shares.

         (11) The address of TW Consulting is 405 North Redbud Avenue, Broken Arrow, Oklahoma 74012. Tommy Worth is the sole shareholder of TW Consulting and has voting and investment control over these shares.

         (12) The address of Mr. Shumate is 15719 Lakeway Drive, Willis, Texas 77318.

         (13) The address of Seneca Capital, L.P. is 527 Madison Avenue, 11th Floor, New York, NY 10022, and the address of Seneca Capital International, Ltd. is c/o Consolidated Fund Management (BVI) Limited, PO Box HM 2257, Par La Ville Place, 14 Par La Ville Road, Hamilton HMJX, Bermuda.

         (14) Seneca Capital, L.P. beneficially owns 642,366 shares, which includes 135,699 shares underlying presently exercisable warrants. Seneca Capital International, Ltd. beneficially owns 1,382,634 shares, which includes 289,301 shares underlying presently exercisable warrants. Douglas A. Hirsh is the manager of Seneca Capital Advisors, LLC, the sole general partner of Seneca Capital, L.P., and he is the manager of Seneca Capital Investments, LLC, the investment advisor of Seneca Capital International, Ltd, and we believe that he has voting and investment control over the shares held by Seneca Capital, L.P. and Seneca Capital International, Ltd. We believe that Seneca Capital, L.P. and Seneca Capital International, Ltd. constitute a "group" which beneficially owns these shares.

         Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from March 31, 2003 and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from March 31, 2003.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                             ______________________

STRUCTURE

Our bylaws provide that our Board will consist of between three and twelve members, with the number of directors determined from time to time by our Board. The number of directors is currently set at seven.

Directors are elected to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

NOMINATION

Our Board has nominated William S.H. Stuart, Matthew C. Flemming, A. Earl Swift, Frank X. Marshik, and W. Donald Parr to serve as directors until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. All of the nominees are current members of our Board.

VOTE REQUIRED

The five nominees at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the meeting will be elected as directors. In the absence of other instructions, the proxies will be voted FOR Messrs. Stuart, Flemming, Swift, Marshik, and Parr. If prior to the Annual Meeting our Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies may, at our Board's discretion, be voted for only the remaining nominees. Our Board has no reason to believe that any of the nominees will be unable to serve.

DIRECTORS NOMINATED FOR ELECTION

WILLIAM S.H. STUART is the Chairman of the Board and our Chief Executive Officer. Mr. Stuart was a co-founder of Excalibur Holdings and has been involved with all of its acquisitions. From August 1998 to December 2000, Mr. Stuart served as CEO of Crescent Services Corp., a Houston, Texas based privately held wireless Internet service provider. From April 1992 to March 1998, he served as Chairman, CEO and President of WSHS Enterprises d/b/a/ PCSS, Inc., a privately held full service network integration company located in Houston, Texas and from June, 1995 to March, 1998 served as Chairman, CEO and President of CyberServe, Inc. d.b.a. Bluegate Systems. In April 1998, PCSS and Bluegate were acquired by EqualNet, a Nasdaq small cap company, where Mr. Stuart served as Vice President from April 1998 to August 1998. Prior to that, Mr. Stuart served as Vice President and General Manager of MultiNet, Inc., from 1990 to 1992, which was a privately held systems integration firm located in Houston, Texas.

MATTHEW C. FLEMMING is a Director and our Chief Financial Officer, Treasurer, Secretary and Executive Vice-President. Mr. Flemming was a co-founder of Excalibur Holdings and has been involved with all of its acquisitions. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held Internet start-up company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held specialty products company. From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, the largest regional investment banking firm in the Southwest at that time. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston.

A. EARL SWIFT is a Director and the Chairman of our Executive Committee. Mr. Swift is the founder of Swift Energy Company, whose shares of common stock are traded on the New York Stock Exchange, and he has served as the Chairman of its board of directors since its founding in 1979. Mr. Swift also served as Swift Energy's Chief Executive Officer until May 2001. From 1962 to 1979, Mr. Swift was employed by affiliates of American Natural Resources Company, serving his last three years as vice president of Exploration and Production for the Michigan-Wisconsin Pipeline Company and American Natural Gas Production Company. From 1955 to 1961, Mr. Swift was employed by Humble Oil Company, a predecessor of Exxon U.S.A. Mr. Swift received a Bachelor of Science degree in petroleum engineering from the University of Oklahoma, a Juris Doctor from South Texas College of Law and a Masters of Business Administration from the President/Key Executive Program at Pepperdine University.

FRANCIS X. MARSHIK is a Director. Mr. Marshik retired in 1986 from M.W. Kellogg, an engineering, construction and fabrication company, where he served as its Senior Vice President of Global Business Development since 1980. From 1974 to 1980, Mr. Marshik was Commercial Vice President of M.W. Kellogg in London, and from 1968 to 1972, he was the head of the Far East as General Manager of Japan. From 1950 to 1966, Mr. Marshik held various positions at C.F. Braun, an engineering company. He received a Bachelor of Science from Oregon State University.

W. DONALD PARR is a Director and the Chairman of our Audit Committee. Mr. Parr has been a financial advisor since 1995. Since 2001, Mr. Parr has served as a financial advisor with UBS PaineWebber, Inc., and from 1997 to 2001, with Robert
W. Baird & Co., Inc. From 1991 to 1995, Mr. Parr was a principal at Parr Consulting Group, where he advised clients on mergers and acquisitions, strategic planning and capital markets matters. From 1987 to 1991, Mr. Parr served as chief financial officer and a director of NTS Corp., a real estate development and management company. From 1981 to 1987, he served as chief financial officer and a director of General Homes Corporation, a home building company whose common stock traded on the New York Stock Exchange at that time. Mr. Parr has been a member of the Board of Arbitrators, NASD Regulation, Inc. since 1997. He received his Bachelor of Science and his Masters in Business Administration from The American University.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

ADDITIONAL INFORMATION ABOUT OUR BOARD AND ITS COMMITTEES.

Our Board held four meetings during fiscal 2002 and each of the directors attended, either in person or by telephonic conference, all of the meetings of our Board and all such committees on which such director served during fiscal 2002.

Our Board of Directors has established an Audit Committee which became active in April 2002. The Board of Directors established an Executive Committee in January 2003. The Audit Committee provides assistance to our Board in satisfying its fiduciary responsibilities relating to the Company's financial statements, financial reporting process, systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. The Audit Committee is responsible for appointing or replacing the independent auditors, and approves all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee operates under a written charter adopted by our Board of Directors, which is attached to this proxy statement as Appendix A. The Audit Committee is comprised of W. Donald Parr (Chairman), A. Earl Swift, and Frank X. Marshik. The Audit Committee met six times during fiscal 2002.

The Executive Committee has and may exercise all the powers and authority of the full board of directors in the management of the business and affairs of Excalibur. However, the Executive Committee does not have the power or authority to amend Excalibur's Certificate of Incorporation or Bylaws, adopt an agreement of merger or consolidation to which Excalibur is a party, recommend to the stockholders the sale, lease, or exchange of all or substantially all of Excalibur's assets, or recommend to the stockholders a dissolution of Excalibur. The Executive Committee is comprised of A. Earl Swift (Chairman), Frank X. Marshik, and W. Donald Parr. The Executive Committee did not meet in 2002.

COMPENSATION OF DIRECTORS

All directors receive reimbursement for reasonable out-of-pocket expenses in attending board of directors meetings and for promoting our business. From time to time we may engage certain members of the board of directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

In 2002, we adopted a Stock Option Plan permitting us to grant options to employees, directors, consultants and independent contractors. On February 27, 2002, we granted W. Donald Parr a five-year option to purchase 75,000 shares of common stock at an exercise price of $1.20 per share.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of W. Donald Parr, A. Earl Swift, and Frank X. Marshik. Each of the current committee members is a member of our Board of Directors and qualifies as "independent" as currently defined under the American Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

The Audit Committee has reviewed and discussed Excalibur's audited financial statements for the year ended December 31, 2002 with our management. The Audit Committee has discussed with Cross and Robinson, Excalibur's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Cross and Robinson required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Cross and Robinson with them.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Excalibur's audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.

AUDIT COMMITTEE
W. Donald Parr, Chairman
A. Earl Swift
Frank X. Marshik

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash compensation paid to the Chief Executive Officer and to all other executive officers for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000.

                                       ANNUAL COMPENSATION (1)                     LONG-TERM COMPENSATION
                          --------------------------------------------------  -------------------------------
                                                                                               COMMON SHARES        ALL
                                                                               RESTRICTED       UNDERLYING         OTHER
                                                              OTHER ANNUAL        STOCK       OPTIONS GRANTED     COMPEN
   NAME AND POSITION       YEAR     SALARY         BONUS      COMPENSATION      AWARDS ($)       (# SHARES)       -SATION
------------------------  ------  ------------   ---------  ----------------  -------------   ----------------  ------------
William S.H. Stuart        2002    $252,202         -0-         $ 32,759 (2)       -0-                 --           -0-
CHAIRMAN, PRESIDENT AND    2001    $      0         -0-         $ 83,916 (3)       -0-                -0-           -0-
CHIEF EXECUTIVE OFFICER    2000    $      0         -0-            -0-             -0-                -0-           -0-

Matthew C. Flemming        2002    $231,544         -0-         $ 32,899 (4)       -0-                 --           -0-
EXECUTIVE VICE PRESIDENT   2001    $ 26,250         -0-         $ 43,000 (3)       -0-                -0-           -0-
CHIEF FINANCIAL OFFICER,   2000    $      0         -0-            -0-             -0-                -0-           -0-
SECRETARY AND TREASURER

Dwayne C. Lewis            2002    $192,000         -0-            -0-             -0-                 --           -0-
FORMER CHIEF OPERATING     2001    $ 26,250         -0-            -0-             -0-            500,000           -0-
OFFICER                    2000    $      0         -0-            -0-             -0-                -0-           -0-

G. Ross Brown              2002    $143,750         -0-         $ 12,045 (5)       -0-                 --           -0-
VICE PRESIDENT OF          2001    $      0         -0-         $ 18,750 (3)       -0-            290,000           -0-
OPERATIONS                 2000    $      0         -0-            -0-             -0-                -0-           -0-

David N.  Rains            2002    $110,883         -0-         $ 14,000 (6)       -0-            350,000           -0-
VICE PRESIDENT OF          2001    $      0         -0-         $ 10,000 (3)       -0-                -0-           -0-
MARKETING                  2000    $      0         -0-            -0-             -0-                -0-           -0-

Joseph Spitzer             2002    $     --         -0-            -0-             -0-            100,000           -0-
FORMER CHIEF EXECUTIVE     2001    $      0         -0-            -0-             -0-                -0-           -0-
OFFICER                    2000    $      0         -0-            -0-             -0-                -0-           -0-

Michael Farkas             2002    $     --         -0-            -0-             -0-            100,000           -0-
FORMER VICE PRESIDENT,     2001    $      0         -0-            -0-             -0-                -0-           -0-
SECRETARY AND TREASURER    2000    $      0         -0-            -0-             -0-                -0-           -0-

(1) Includes compensation earned from Excalibur Holdings, Inc. before its reverse merger into Excalibur Industries, Inc.

(2)      Includes a car allowance of $15,600.

(3) Represents payments by Excalibur Holdings to the listed officer for services rendered as an independent contractor.

(4)      Includes a car allowance of $14,400.

(5)      Includes a car allowance of $12,045.

(6)      Includes a car allowance of $10,000.

OPTION GRANTS AND EXERCISES

         The following tables summarize option grants and exercises during the fiscal year ended December 31, 2002 to or by each of the executive officers named in the Summary Compensation Table above, and the potential realizable value of the options held by such persons at December 31, 2002.


                                                            OPTION/SAR GRANTS IN 2002 FISCAL YEAR
                                                                    INDIVIDUAL GRANTS (1)
                                 -------------------------------------------------------------------------------------------
                                       NUMBER OF
                                      SECURITIES
                                      UNDERLYING        % OF TOTAL OPTIONS/SARS       EXERCISE OR
                                     OPTIONS/SARS       GRANTED TO EMPLOYEES IN       BASE PRICE
              NAME                    GRANTED (#)             FISCAL YEAR               ($/SH)           EXPIRATION DATE
-------------------------------  --------------------- ------------------------  --------------------- ---------------------
William S.H. Stuart                          --                      --                   --                     --
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

Matthew C. Flemming                          --                      --                   --                     --
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER,
SECRETARY AND TREASURER

Dwayne C. Lewis                              --                      --                   --                     --
FORMER CHIEF OPERATING
OFFICER

G. Ross Brown                                --                      --                   --                     --
VICE PRESIDENT OF
OPERATIONS

David N.  Rains                         300,000                     24.2                 0.90             February 1, 2007
VICE PRESIDENT OF                        50,000                      4.0                 2.50           September 30, 2007
MARKETING

Joseph Spitzer                          100,000                      8.1                 1.00                April 8, 2007
FORMER CHIEF EXECUTIVE
OFFICER

Michael Farkas                          100,000                      8.1                 1.00                April 8, 2007
FORMER VICE PRESIDENT,
SECRETARY AND TREASURER

(1) Includes grants from Excalibur Holdings, Inc. before its reverse merger into Excalibur Industries, Inc. These options were assumed by Excalibur Industries, Inc.

(2) These options were granted under Excalibur's Stock Option Plan and have a term of five years after the grant date.

(3) These options were granted under Bonus Stock Issuance and Option Agreements between Excalibur and the named executive officers. They have a term of five years after the grant date.

         The following table summarizes the value of in-the-money options held at December 31, 2002 by our Chief Executive Officer and each of the executive officers named in the Summary Compensation Table on page 8.


                                                     AGGREGATED OPTION/SAR EXERCISES IN 2002 FISCAL YEAR
                                                                AND FY-END OPTION SAR VALUES
                                  ------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      SECURITIES             VALUE OF
                                                                                      UNDERLYING           UNEXERCISED
                                                                                      UNEXERCISED          IN-THE-MONEY
                                                                                     OPTIONS/SARS          OPTIONS/SARS
                                        SHARES                                       AT FY-END (#)       AT FY-END ($)(1)
                                       ACQUIRED
                                          ON                     VALUE               EXERCISABLE/          EXERCISABLE/
              NAME                    EXERCISE (#)             REALIZED (#)          UNEXERCISABLE        UNEXERCISABLE
-------------------------------  ----------------------- --------------------   ----------------------  -------------------
William S.H. Stuart                          --                    --                     --                    --
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

Matthew C. Flemming                          --                    --                     --                    --
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER,
SECRETARY AND TREASURER

Dwayne C. Lewis                              --                    --                     --                    --
FORMER CHIEF OPERATING
OFFICER

G. Ross Brown                                --                    --              123,333/166,667        $80,166/108,334
VICE PRESIDENT OF
OPERATIONS

David N.  Rains                              --                    --              150,000/200,000       $65,000/$130,000
VICE PRESIDENT OF
MARKETING

Joseph Spitzer                               --                    --                 100,000/0              $55,000/0
FORMER CHIEF EXECUTIVE
OFFICER

Michael Farkas                           50,000               $50,000                  50,000/0              $27,500/0
FORMER VICE PRESIDENT,
SECRETARY AND TREASURER

(1) Based on a price of $1.55 per share as quoted on the OTC Bulletin Board on December 31, 2002.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with the Chairman of our Board of Directors, our President and Chief Executive Officer, Mr. William S.H. Stuart, our Chief Financial Officer, Executive Vice President, Treasurer and Secretary, Mr. Matthew C. Flemming, our Vice President of Marketing, Mr. David Rains and our Vice President of Operations, Mr. G. Ross Brown. Pursuant to their agreements, each executive officer is required to devote his entire business time to our affairs, subject to certain exceptions. The following chart sets forth the annual salary and term of each executive officer's employment agreement:

Name                  Annual Salary      Expiration of Term
------------------    ---------------    ----------------
William S.H.          $225,000           December 1,
Stuart                                   2004
Matthew C.            $210,000           December 1,
Flemming                                 2004
G. Ross               $150,000           November 27,
Brown                                    2004
David Rains           $120,000           December 1,
                                         2004

Each executive officer is also entitled to receive potential discretionary bonuses, reimbursement of expenses, vacation, health insurance and other benefits. All of the employment agreements of these executive officers are subject to automatic three month extensions unless either party chooses not to renew.

As of July 16, 2002, Messrs. Stuart, Flemming, and Rains each agreed to temporary reductions ranging from $2,500 to $5,000 in their respective salaries for the period from July 16, 2002 through September 30, 2002.

We had also entered into an employment agreement with our former Chief Operating Officer, Dwayne Lewis. Effective October 3, 2002, Mr. Lewis resigned as an officer and director pursuant to a separation and release agreement.

STOCK OPTION PLAN

In 2002, we adopted a Stock Option Plan permitting us to grant options to employees, directors, consultants and independent contractors. The purpose of the plan is to allow us to attract and retain such persons and to compensate them in a way that links their financial interests with the interests of our stockholders. Awards under the plan may take the form of incentive stock options or non-qualified stock options. A total of 2,000,000 shares may be issued pursuant to the plan. As of the date of this proxy statement, there are options to purchase approximately 945,000 shares of our common stock outstanding under the plan.

Our stock option plan is administered by a committee appointed by our board of directors or, in the absence of such a committee, by the entire board. The committee has, subject to specified limitations, full authority to grant options and establish the terms and conditions of vesting and exercise. The exercise price of incentive stock options granted under the plan is required to be no less than the fair market value of our common stock on the date of grant (110% in the case of a greater than 10% stockholder).

The committee may grant options for terms of up to 10 years, or 5 years in the case of incentive stock options granted to greater than 10% stockholders. No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by us or ceases to have a relationship with us, his or her options will expire one year after termination by reason of death or permanent disability, thirty days after termination for cause and three months after termination for any other reason.

Subject to the foregoing, the committee has broad discretion to set the terms and conditions applicable to options granted under the plan. The committee may discontinue or suspend option grants under the plan, or amend or terminate the plan entirely, at any time. With the consent of an optionee, the committee may also make such modification of the terms and conditions of such optionee's option as the committee shall deem advisable. However, the committee has no authority to make any amendment or modification to the plan or any outstanding option which would do any of the following:

         o increase the maximum number of shares which may be purchased pursuant to options granted under the stock option plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments;

         o change the designation of the class of employees eligible to receive qualified options;

         o extend the term of the stock option plan or the maximum option period thereunder;

         o decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the stock option plan, except in connection with certain antidilution adjustments; or

         o cause qualified stock options issued under the stock option plan to fail to meet the requirements of incentive stock options under Section 422 of the Internal Revenue Code.

Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the plan.

RELATED PARTY TRANSACTIONS

AERO WELD ACQUISITION AND RELATED MATTERS. On November 20, 2001, Excalibur Holdings, through its wholly-owned subsidiary Excalibur Aerospace, acquired substantially all of the assets (other than real property) of TW Consulting, Inc., an Oklahoma corporation formerly known as Aero Weld, Inc., for $3,500,000 in cash payable in a series of installments, the delivery of a series of unsecured notes in the aggregate original principal amount of $1,968,388, 1,000,000 shares of Excalibur Holdings common stock, and consulting and non-competition fees aggregating $2,500,000 payable to the sole stockholder of TW Consulting, Mr. Tommy Worth. The cash portion of the purchase price was payable as follows: (i) $500,000 was payable at closing of the acquisition; (ii) $750,000 was due on or before December 15, 2001; (iii) $1,750,000 was due on or before February 28, 2002, and (iv) $500,000 was due on or before July 29, 2002, provided however that this last payment would be forgiven if the first three payments were paid in full before February 28, 2002. A summary of the notes are as follows: (i) the first unsecured note in the principal amount of $1,238,500 bears interest at the rate of 2% per annum over the prime interest rate as published in the Wall Street Journal with monthly principal payments of $10,321 plus accrued interest commencing March 18, 2002 and continuing each month until March 18, 2007, when all unpaid principal and interest are due; (ii) the second unsecured note in the principal amount of $300,000 bears interest at the rate of 2% per annum over the prime interest rate as published in the Wall Street Journal with monthly principal payments of $17,506 plus accrued interest commencing March 18, 2002 and continuing each month until September 18, 2003, when all unpaid principal and interest are due; and (iii) the unsecured note in the principal amount of $429,887 bears interest at the rate of 7.5% per annum over the prime interest rate as published in the Wall Street Journal with monthly principal payments of $23,883 plus accrued interest commencing March 18, 2002 and continuing each month until September 18, 2003, when all unpaid principal and interest are due. Messrs. Stuart and Flemming personally guaranteed the first note. The consulting agreement provided for 60 monthly payments to Mr. Worth of $41,667 per month beginning on March 18, 2002. In addition, Excalibur Holdings agreed to enter into a 24 month lease for the rental of the facilities for our Aero Weld subsidiary.

On December 30, 2001, pursuant to a first amendment to the purchase agreement relating to the acquisition of the Aero Weld assets, the cash portion of the purchase price was revised to reflect that $500,000 was paid at the closing of the acquisition and $750,000 was paid on December 15, 2001. The remaining cash payments under the original agreement were waived, and Excalibur Holdings delivered a new secured note in the original principal amount of $1,250,000. This note is secured by certain assets of our Excalibur Services and Aero Weld subsidiaries. The note bears interest at the rate of 7.5% per annum with monthly principal payments of $21,748 plus accrued interest commencing February 28, 2002 and continuing each month until January 28, 2008, when all unpaid principal and interest are due. The unsecured notes issued on November 20, 2001 remained outstanding.

During December 2001 and January 2002, in connection with the post-acquisition transition of the Aero Weld operations, TW Consulting paid $544,614 of expenses associated with those operations on our behalf. To repay TW Consulting, we issued two secured promissory notes with an aggregate original principal balance of $544,614. These notes were also secured by certain assets of our Excalibur Services and Aero Weld subsidiaries. A summary of these notes are as follows:
(i) the first secured note in the principal amount of $342,285 bears interest at the rate of 7.5% per annum with an initial payment of $100,000 due on March 11, 2002, and a final payment of the balance of unpaid principal and interest due on June 1, 2002; and (ii) the second secured note in the principal amount of $202,329 bears interest at the rate of 7.5% per annum with monthly interest payments and payment of principal due in two installments, both of which must be paid before June 1, 2002. During this same period, we paid $246,164 in expenses on behalf of TW Consulting, which we recorded as an account receivable.

On June 27, 2002, after our acquisition of Excalibur Holdings, we entered into an agreement paying off certain notes and modifying other notes. As a result of this agreement, we currently have the following notes outstanding in connection with our acquisition of the assets of Aero Weld: (i) an unsecured note in the principal amount of $1,238,500 bearing interest at the rate of 2% per annum over the prime interest rate as published in the Wall Street Journal with monthly principal payments of $10,321 plus accrued interest commencing March 18, 2002 and continuing each month until March 18, 2007, when all unpaid principal and interest are due; (ii) a secured note in the principal amount of $1,250,000 bearing interest at the rate of 7.5% per annum with monthly principal payments of $21,748 plus accrued interest commencing February 28, 2002 and continuing each month until January 28, 2008, when all unpaid principal and interest are due; and (iii) a secured note in the principal amount of $443,973 bearing interest at the rate of 7.5% per annum with monthly principal and interest payments of $6,392 plus accrued interest commencing July 1, 2003 and continuing each month until June 1, 2008, when all unpaid principal and interest are due. The two secured notes are secured by a second, junior lien on certain of our assets, such security interest being subordinate to the security interest granted to Stillwater National Bank in connection with our Stillwater line of credit and Stillwater term loan. We are currently in default on some of these notes, and we are currently negotiating a workout with respect to these defaults.

Pursuant to this June 27, 2002 Agreement, we also amended our consulting agreement with Mr. Worth and entered into a written lease agreement with TW Consulting (formerly Aero Weld, Inc.). The amended consulting agreement provides for monthly payments to Mr. Worth through March 31, 2012. The amount of the monthly payment is based upon gross revenues generated in our Aero Weld subsidiary, with a range of up to $65,000 per month. The maximum aggregate amount which we must pay under this agreement is $2,500,000. In addition, we have agreed to enter into a two-year written lease with TW Consulting for the rental of the facilities for our Aero Weld subsidiary at a rate of $8,000 per month.

We breached our obligations under the first two notes listed and under our lease with the holder of the notes, TW Consulting. On February 28, 2003, we entered into a forbearance agreement with TW Consulting, pursuant to which we did the following: (a) paid $29,478 to TW Consulting, (b) agreed to vacate the premises that are the subject of the lease by March 31, 2003, (c) executed and delivered a second amended and restated consulting agreement with TW Consulting, and (d) agreed to pay $175,504 to TW Consulting on or before August 15, 2003. In consideration of these covenants, TW Consulting agreed to forbear pursuing any remedies it may have against us under the two notes in default or under the lease.

In 2000, before selling substantially all of its assets to Excalibur Holdings, TW Consulting purchased certain equipment from Tommy Worth, its sole stockholder, for $625,000. Mr. Worth had previously pledged the equipment as collateral on two personal loans, the proceeds of which had been used to finance the initial purchases of the equipment. The notes were paid off in January, 2002.

During 2001, TW Consulting leased property owned by Tommy Worth through a lease which expired in October, 2001. TW Consulting made lease payments of $75,000 during 2001.

EXCALIBUR STEEL ACQUISITION AND RELATED MATTERS. On November 27, 2001, Excalibur Holdings acquired Excalibur Steel, Inc., an Oklahoma corporation, pursuant to a merger of Excalibur Steel with and into Excalmerge, Inc., an Oklahoma corporation and wholly-owned subsidiary of Excalibur Holdings. The purchase price for Excalibur Steel was the delivery of a series of unsecured notes in the aggregate original principal amount of $650,000 and 1,500,000 shares of Excalibur Holdings common stock. A summary of the notes are as follows: (i) two unsecured notes each in the principal amount of $37,500 bear interest at the rate of 6% per annum with the entire amount of unpaid principal and interest due on February 27, 2002; (ii) two unsecured notes each in the principal amount of $37,500 bear interest at the rate of 6% per annum with a payment of $18,750 due on May 27, 2002 on each note and the balance of all remaining unpaid principal and interest due on November 27, 2002; and (iii) two unsecured notes each in the principal amount of $250,000 bear interest at the rate of 6% per annum with the entire amount of unpaid principal and interest due on March 27, 2002. Excalibur Holdings paid $12,500 in cash and issued 155,000 shares of its common stock as a finder's fee in connection with this acquisition.

Concurrent with the acquisition of Excalibur Steel, Excalibur Holdings entered into a three year employment agreement which shall continue for successive three month periods thereafter with Dwayne Lewis, a former shareholder of Excalibur Steel, which provides for an annual salary of $200,000, plus benefits and bonuses. Excalibur Steel issued to Mr. Lewis an option to purchase 500,000 shares of its common stock at an exercise price of $0.90 per share, subject to vesting over a three-year period. Excalibur Holdings also entered into a one year employment agreement which shall continue for successive one month periods thereafter with Debra Lewis, a former shareholder of Excalibur Steel, which provides for an annual salary of $60,000, plus benefits. Dwayne Lewis is our former Chief Operating Officer and a former director, and Debra Lewis is Dwayne Lewis' wife. Effective October 3, 2002, Mr. Lewis resigned as an officer and director, and Mrs. Lewis resigned as an employee, pursuant to separation and release agreements.

MERGER WITH EXCALIBUR HOLDINGS, INC. On April 8, 2002, GRMG Acquisition Corp., a Texas corporation and our wholly-owned subsidiary, merged with and into Excalibur Holdings, Inc., a Texas corporation. Under the terms of an agreement and plan of merger, each outstanding share of Excalibur Holdings common stock was converted into one (1) share of our common stock, each outstanding share of Excalibur Holdings Series A preferred stock was converted into one (1) share of our Series A preferred stock, each outstanding share of Excalibur Holdings Series B preferred stock was converted into one (1) share of our Series B preferred stock, and the outstanding shares of GRMG Acquisition Corp. were converted into one hundred shares of Excalibur Holdings, making Excalibur Holdings our wholly-owned subsidiary. In total, we issued 11,633,699 shares of common stock, 1,000,000 shares of Series A preferred stock and 806,000 shares of Series B preferred stock to the Excalibur Holdings shareholders pursuant to the merger. On May 22, 2002, each share of our Series A and Series B preferred stock automatically converted into one (1) share of our common stock.

In connection with the merger, we issued all of the shares of common stock currently held by our directors, our executive officers and each person who we know to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, except for 200 shares of our common stock held by W. Donald Parr, one of our directors. In addition, we issued, in connection with the merger, 413,689 shares of common stock to Atlas Capital Services, LLC, an investment banking firm who is indirectly controlled by Michael D. Farkas, our former Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

Immediately before the merger with Excalibur Holdings, we issued 25,000 shares of common stock to each of Michael D. Farkas and Joseph Spitzer, our former President and Chief Executive Officer, as a bonus for services rendered. We also issued options to purchase an additional 100,000 shares of common stock for $1.00 per share to each of Mr. Farkas and Mr. Spitzer.

OTHER MATTERS. On September 27, 2001, Excalibur Holdings retained Oppenheimer Wolff & Donnelly LLP as its legal counsel. A former attorney at Oppenheimer Wolff & Donnelly LLP is the son-in-law of Frank Marshik, who would become one of Excalibur Holdings' directors and stockholders.

On November 7, 2001, Excalibur Holdings received a line of credit of $600,000 from Community Bank and Trust Company, evidenced by a secured promissory note with interest at 4.6% per annum. This line of credit was secured by a certificate of deposit owned by A. Earl Swift. In order to induce Swift to provide this collateral, Excalibur Holdings issued to Mr. Swift a warrant to purchase 600,000 shares of common stock of Excalibur Holdings at an exercise price of $0.05 per share. Mr. Swift exercised this warrant effective on December 1, 2001 by agreeing to a reduction of $30,000 of the then-outstanding principal and interest due under the note delivered to him on September 15, 2001.

On May 1, 2002, we retained Spectrum Law Group, LLP as our legal counsel. One of the partners at Spectrum Law Group, LLP is the son-in-law of Frank Marshik, one of our directors and stockholders.

In the fourth quarter of 2002, we financed our operations by issuing various secured and unsecured term notes with an aggregate principal of approximately $435,000 to various officers, directors, and affiliates, with interest rates ranging from seven percent to ten percent and maturities ranging from December 2002 to October 2003, as follows:

Name                 Principal        Interest      Maturity
                     Amount           Rate          Date
-----------------    -------------    ----------    -------------
William S.H.         $15,000          6%            December
Stuart                                              27, 2002
Matthew C.           $15,000          6%            December
Flemming                                            27, 2002
David                $50,000          10%           December
Rains                                               27, 2002
A. Earl              $100,000         10%           January 31,
Swift                                               2003
A. Earl              $100,000         10%           October 27,
Swift                                               2003
Frank                $100,000         10%           October 27,
Marshik                                             2003
Virgil Swift         $55,000          10%           December
                                                    23, 2003

The proceeds of from these notes were used for working capital. Mr. Stuart's note has been repaid, and Messrs. Flemming and Rains have agreed to extend the terms of their notes on a rolling 90-day basis. In addition, under the terms of Mr. Swift's note due January 31, 2003, the maturity date of such note shall be automatically extended for successive one-month periods, unless Mr. Swift gives written notice demanding repayment of the unpaid principal balance of this note.

In the first quarter of 2003, we financed our operations by issuing various unsecured term notes with an aggregate principal of approximately $345,321 to various officers and directors, with both variable and fixed interest rates, and with maturities ranging from demand notes to March, 2003, as follows:

Name             Principal       Interest       Maturity
                 Amount          Rate           Date
-------------    ------------    ----------     -----------
WSHS, Inc.       $130,000        Prime +        Demand
                                 1.5%
A. Earl          $100,000        10%            March 5,
Swift                                           2003
A. Earl          $105,000        10%            March 7,
Swift                                           2003
A. Earl          $10,321         10%            March 18,
Swift                                           2003

The proceeds of from these notes were used for working capital. WSHS, Inc. is controlled by William S.H. Stuart, our Chairman and Chief Executive Officer.

Under the terms of Mr. Swift's notes, the maturity date of such notes shall be automatically extended for successive one-month periods, unless Mr. Swift gives written notice demanding repayment of the unpaid principal balance of these notes.

We believe that the foregoing transactions were in our best interests. Consistent with Section 144 of the Delaware General Corporation Law and the rules of the American Stock Exchange, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is us at is authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee for the review of potential conflicts of interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all
Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2002, all Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% stockholders were filed on a timely basis, except that Seneca Capital did not timely file an initial Form 3 reporting its beneficial ownership.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by us not less than 30 nor more than 60 days before the date on which the Annual Meeting is scheduled and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

OTHER BUSINESS

We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our Board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. Excalibur will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, Excalibur Industries, Inc., 16825 Northchase Drive, Suite 630, Houston, Texas 77060; telephone: (281) 877-9700. Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the company at the above address and phone number.

ANNUAL REPORT

Excalibur's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 is being delivered concurrently with this Proxy Statement. Any stockholder who desires an additional copy of Excalibur's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 may obtain a copy (excluding exhibits) by addressing a request to Investor Relations, Excalibur Industries, Inc., 16825 Northchase Drive, Suite 630, Houston, Texas 77060. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit Excalibur's website at http://www.excalind.com.

By Order of the Board of Directors

Matthew C. Flemming
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER,
TREASURER, AND SECRETARY

April 30, 2003
Houston, Texas

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                           EXCALIBUR INDUSTRIES, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                           ADOPTED: APRIL 8, 2002, AS
                              AMENDED AND RESTATED
                                OCTOBER 25, 2002

         The Audit Committee (the "Audit Committee") is a committee of the Board of Directors (the "Board") of Excalibur Industries, Inc. (the "Corporation") designed to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the adequacy of the Corporation's internal controls, and (3) the independence and performance of the Corporation's independent accountants.

I.       PURPOSE

     The purposes of the Audit Committee are to promote the integrity and credibility of the financial reporting and disclosure practices of the Corporation, to maintain an adequate system of internal control and to assist the Board in its oversight responsibilities and compliance with applicable law.

II.      ROLES AND RESPONSIBILITIES

     A. MAINTENANCE OF CHARTER. The Audit Committee shall review and reassess the adequacy of this formal written charter on at least an annual basis.

     B. FINANCIAL REPORTING. The Audit Committee shall review and make recommendations to the Board regarding the adequacy of the Corporation's financial statements and compliance of such statements with financial standards. In particular, and without limiting such responsibilities, the Audit Committee shall do the following:

     WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS:

     o Review and discuss the Corporation's audited financial statements with management and with the Corporation's independent accountants.
     o Review an analysis prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's audited financial statements.
     o Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (as may be modified or supplemented) relating to the conduct of the audit.
     o Based on the foregoing, make a recommendation that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.
     o Review and approve the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     WITH RESPECT TO QUARTERLY FINANCIAL STATEMENTS:

     o Review with management and the independent accountants the Corporation's quarterly financial statements prior to the filing of its Form 10-Q, or, if contemplated, before the public release of quarterly results. The review may be conducted through a designated representative member of the Audit Committee, including compliance with SAS 61 and SAS 71 as in effect at the time.

     C. INTERNAL CONTROLS. The Audit Committee shall evaluate and report to the Board regarding the adequacy of the Corporation's financial controls. In particular, the Audit Committee shall:

     o Evaluate whether management sets the appropriate tone concerning controls and safeguarding of Corporation assets.
     o Ensure that the independent accountants are aware that the Audit Committee is to be informed of all control problems identified.
     o Review, at least annually, the then current and future programs of the Corporation's internal audit department, including the procedures for assuring implementation of accepted recommendations made by the auditors, and review the significant matters contained in the internal audit department reports.
     o    Review any changes in the planned scope of the internal audit plan.
     o Review with the Corporation's legal counsel all matters that may have a material impact on the financial statements.
     o Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.
     o Receive periodic updates from management, legal counsel and the independent accountants concerning financial compliance.

     D. RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS. The Audit Committee shall:

     o Interview, evaluate, and select or replace the Corporation's independent accountants.
     o Ensure receipt from independent accountants of a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard I.
     o Actively engage in a dialog with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.
     o Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.
     o Review the scope and plan for the internal and independent audits with the independent accountants.

     E.  MINUTES; REPORTS.

     o The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.
     o The Audit Committee shall issue a report on the annual financial statements of the Corporation, which shall be included in the Corporation's proxy statement. This report shall include: (i) disclosure that the Audit Committee has reviewed and discussed the audited financial statements with Management and discussed the matters required by the Statements on Auditing Standards 61 with the Corporation's independent auditors; and (ii) whether the Audit Committee has reviewed the written disclosures and the letters from the independent auditors required by Independence Standards Board No. 1 and has discussed independence issues with the auditors.

         Notwithstanding the foregoing, the independent accountants shall be ultimately accountable to the Board and the Audit Committee, as representatives of shareholders, and the Board, upon recommendation from the Audit Committee, shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement).

III.     MEMBERSHIP REQUIREMENTS

     o The Audit Committee shall consist of at least three directors chosen by the Board.
     o No member of the Audit Committee shall be an active or retired employee of the Corporation and in the judgment of the Board shall have the ability to understand the Corporation's basic financial statements or at that time of appointment shall undertake training for that purpose.
     o No member shall be associated with a customer or vendor of the Corporation.
     o At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background (such as a position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) which results in financial sophistication, recognized financial or accounting expertise.
     o All Audit Committee members shall be independent directors as defined in Section 121 of the AMEX Company Guide, as amended and the Sarbones-Oxley Act of 2002 and shall be free of any familial, personal or financial relationship which, in the opinion of the Board, would affect the member's independence from management.

IV.      STRUCTURE AND MEETINGS

     o The Audit Committee shall appoint one of its members to act as a Chairperson, either generally or with respect to each meeting.
     o The Audit Committee Chairperson shall review and approve an agenda in advance of each meeting.
     o The Audit Committee shall meet at least six times annually, or more frequently as circumstances dictate or as necessary to meeting its responsibilities.
     o The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee.
     o The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent accountant to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
     o No member should vote on any issue in which he or she is not independent.
     o The Audit Committee may ask management or others to attend meetings and provide relevant information.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Corporation's corporate policies.

                           EXCALIBUR INDUSTRIES, INC.

                                  VOTE BY MAIL

 MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE
                                    PROVIDED.

                           \*/ Please detach here \*/

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS BELOW.

PROPOSAL 1:  Election of the nominees       01 William S.H. Stuart      |_| FOR                |_| WITHHOLD
             listed to serve as             02 Matthew C. Flemming      all nominees               AUTHORITY
             directors until the next       03 A. Earl Swift            (except as marked)         from all nominees
             Annual Meeting.                04 Frank X. Marshik
                                            05 W. Donald Parr

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,    _________________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                           _________________________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL
BE VOTED FOR PROPOSAL 2 AND FOR EACH NOMINEE LISTED ABOVE IN PROPOSAL 1.

Address Change? Mark Box
Indicate changes below:   |_|                        Dated  __________________, 2003

                                                     _______________________________

                                                     _______________________________

                         Signature(s) in Box (if there are co-owners, both must sign)
                         PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, office position or representative capacity. For stock held in joint tenancy, each joint owner should sign.


                           EXCALIBUR INDUSTRIES, INC.

                                MEETING LOCATION:

                           EXCALIBUR INDUSTRIES, INC.
                           WYNDHAM HOTEL-GREENSPOINT
                             12400 GREENSPOINT DRIVE
                             HOUSTON, TEXAS 77060

                                  JUNE 9, 2003
                             10:00 a.m. CENTRAL TIME

EXCALIBUR INDUSTRIES, INC.
16825 NORTHCHASE DRIVE, SUITE 630
HOUSTON, TEXAS 77060 USA                                                  PROXY
--------------------------------------------------------------------------------

                               COMMON STOCK PROXY

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2003

The undersigned hereby appoints WILLIAM S.H. STUART and MATTHEW C. FLEMMING, and each of them, with full powers of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Excalibur Industries, Inc., registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Wyndham Hotel-Greenspoint, 12400 Greenspoint Drive, Houston, Texas 77060 at 10:00 a.m. (Central Time) on June 9, 2003, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                    SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.